EXHIBIT 32.2

SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report of Multi Solutions II, Inc. (the “Company”) on Form 10-Q for the quarter ended July 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah A. Fasanelli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 4, 2015

/s/ Deborah A. Fasanelli
Deborah A. Fasanelli
Chief Financial Officer, Secretary and Treasurer